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                                                                   EXHIBIT 23.01
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement.


                              ARTHUR ANDERSEN LLP


Baltimore, MD
February 13, 1997